Exhibit 1.9

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

TOMKINS, INC.

Pursuant to Section 242 of the Delaware Corporation Law, it is hereby certified that:

1. The name of the corporation (the “Corporation”) is Tomkins, Inc.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 1 and inserting in lieu thereof a new Article 1 to read as follows:

FIRST: The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is:

Gates Investments, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to this Certificate of Incorporation on this 17th day of December, 2013.

By:	/s/ Thomas C. Reeve
Thomas C. Reeve
Vice President and Secretary

Delaware	PAGE 1
The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “TOMKINS, INC.”, CHANGING ITS NAME FROM “TOMKINS, INC.” TO “GATES INVESTMENTS, INC.”, FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2013, AT 7:39 O’CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

/s/ Jeffrey W. Bullock
4849258 8100 131439732	Jeffrey W. Bullock, Secretary of State AUTHENTICATION: 0999071 DATE: 12-19-13
You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 07:39 PM 12/17/2013 FILED 07:39 PM 12/17/2013 SRV 131439732 - 4849258 FILE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

TOMKINS, INC.

Pursuant to Section 242 of the Delaware Corporation Law, it is hereby certified that:

1. The name of the corporation (the “Corporation”) is Tomkins, Inc.

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article 1 and inserting in lieu thereof a new Article 1 to read as follows:

FIRST: The name of the corporation (hereinafter sometimes referred to as the “Corporation”) is:

Gates Investments, Inc.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment to this Certificate of Incorporation on this 17th day of December, 2013.

By:	/s/ Thomas C. Reeve
Thomas C. Reeve
Vice President and Secretary